UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                             -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): May 18, 2005

                      COMMODORE APPLIED TECHNOLOGIES, INC.
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             (Exact name of registrant as specified in its charter)

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
                   DELAWARE                                1-11871                           11-3312952
    -------------------------------------       ------------------------------   ----------------------------------
               (State or other                           (Commission                      (I.R.S. Employer
                 jurisdiction                            File Number)                    Identification No.)
              of incorporation)
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                     150 East 58th Street, Suite 3238
                               New York, New York             10155
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               (Address of principal executive offices)     (Zip Code)


Registrant's telephone number, including area code:  (212) 308-5800


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          (Former Name or Former Address, if Changed Since Last Report)

                           CURRENT REPORT ON FORM 8-K

                      COMMODORE APPLIED TECHNOLOGIES, INC.

                                  May 19, 2005



ITEM 7.01  REGULATION FD DISCLOSURE

         On May 18, 2005, Commodore Applied Technologies, Inc. (the "Company") issued a press release announcing its 2005 1st Quarter earnings.

         The Company also announced that the ongoing months of execution of the EDAM contract at Oak Ridge, TN by its wholly owned subsidiary Commodore Advanced Sciences, Inc. (CASI) have been successful, and that the Company plans to market these services at other DOE sites.

         Additionally, The Company announced that Walt Foutz has been named Vice President of Operations for Commodore Advanced Sciences, Inc.

         A copy of the press release is furnished as Exhibit 99.1.


ITEM 9.01  FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits.

         99.1     Press Release dated May 18, 2005.


         The information contained in this report is being furnished pursuant to
Item 7.01, Regulation FD Disclosure, and Item 9.01, Financial Statements and Exhibits.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   COMMODORE APPLIED TECHNOLOGIES, INC.


Date:  May 19, 2005                By:  /s/ James M. DeAngelis
                                   ----------------------------------------
                                   James M. DeAngelis
                                   Senior Vice President and
                                   Chief Financial Officer



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

                                  EXHIBIT INDEX


         Exhibit No.
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            99.1               Press Release dated May 18, 2005 issued by
                               Commodore Applied Technologies, Inc.






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